EXHIBIT 99.2

3. 2015 Omnibus Equity Incentive Plan FOR AGAINST
Appointment of Proxyholder

The resolution in the form annexed as Schedule A to the Management Information Circular of the Corporation, amending the 2015 Omnibus Equity Incentive Plan of the Corporation so as to increase the number of common shares of the Corporation available for issuance thereunder

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I/We, being holder(s) of common shares of DAVIDsTEA Inc. (the “Corporation”), hereby appoint: Herschel Segal, Chairman of the Board and Interim Chief Executive Officer of the Corporation or, failing him, Frank Zitella, Chief Operating Officer and Secretary of the Corporation, or

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Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Corporation to be held at 9:30 a.m. (Eastern Time), on July 10, 2019, at Fasken Martineau DuMoulin LLP, 800 Square Victoria, Suite 3700, Montreal, Québec H4Z 1E9 (the “Meeting”), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR the following Resolutions. Please use a dark black pencil or pen.

1. Election of Directors FOR WITHHOLD

Under Canadian Securities Legislation, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below. You may also go to AST Trust Company (Canada) Website at http://ca.astfinancial.com/financialstatements and input code 1422A.

❒ I do not want to receive annual financial statements

❒ I would like to receive quarterly financial statements

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. (If no voting instructions are indicated above, this proxy will be voted FOR a matter by Management s appointees or, if you appoint another proxyholder, as such other proxyholder sees fit.) On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.

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Signature(s) Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. All proxies must be received by Monday, July 8, 2019 at 5:00 p.m. (Eastern Time).

1. Herschel Segal	[ ]	[ ]
2. Susan L. Burkman	[ ]	[ ]
3. Anne Darche	[ ]	[ ]
4. Pat De Marco	[ ]	[ ]
5. Emilia Di Raddo	[ ]	[ ]
6. Max Ludwig Fischer	[ ]	[ ]
7. Peter Robinson	[ ]	[ ]

2. Appointment of Auditor
FOR WITHHOLD
Appointment of Ernst & Young LLP, Chartered Professional Accountants, as auditor of the Corporation and authorizing the directors to fix its remuneration	[ ]	[ ]

Proxy Form – Annual and Special Meeting of Shareholders of DAVIDsTEA Inc. to be held on July 10, 2019 (the “Meeting”)	How to Vote

Notes to Proxy

1. This proxy must be signed by a holder or his or her attorney duly authorized in writing. If you are an individual, please sign exactly as your name appears on this proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporation must sign this proxy, and if the corporation has a corporate seal, its corporate seal should be affixed.

	INTERNET • Go to www.astvotemyproxy.com • Cast your vote online • View Meeting documents	TELEPHONE Use any touch-tone phone, call toll free in Canada and United States 1-888-489-7352 and follow the voice instructions

2. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in the name of a deceased or other holder, the proxy must be signed by the legal representative with his or her name printed below his or her signature, and evidence of authority to sign on behalf of the deceased or other holder must be attached to this proxy.

3. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Circular and will need to vote separately as a registered and beneficial holder. Beneficial holders may forward either a form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries.

4. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together in respect of such security.

All holders should refer to the Circular for further information regarding completion and use of this proxy and other information pertaining to the Meeting.

To vote by Internet or telephone you will need your control number. If you vote by Internet or telephone, do not return this proxy.

MAIL, FAX OR EMAIL

•   Complete and return your signed proxy in the envelope provided or send to:

AST Trust Company (Canada)

P.O. Box 721

Agincourt, ON M1S 0A1

•   You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and the United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com.

An undated proxy is deemed to be dated on the day it was mailed by Management to you.

This proxy is solicited by and on behalf of the Corporation’s Management.	All proxies must be received by July 8, 2019 at 5:00 p.m. (Eastern Time).